  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 22, 2004
                                                              FILE NO. 33-
                                                              FILE NO. 811-

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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                            ---------------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                          POST-EFFECTIVE AMENDMENT NO.                       [ ]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE                     [X]
                         INVESTMENT COMPANY ACT OF 1940                      [ ]
                                  AMENDMENT NO.

                            ---------------------

                          VALUE LINE VALUE FUND, INC.
              (Exact Name of Registrant as Specified in Charter)

                             220 EAST 42ND STREET
                         NEW YORK, NEW YORK 10017-5891
               (Address of Principal Executive Offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 907-1500

                               DAVID T. HENIGSON
                               VALUE LINE, INC.
                             220 EAST 42ND STREET
                         NEW YORK, NEW YORK 10017-5891
                    (Name and Address of Agent for Service)

                                   COPY TO:
                              PETER D. LOWENSTEIN
                        TWO SOUND VIEW DRIVE, SUITE 100
                              GREENWICH, CT 06830

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this registration statement.

                                 ------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT
SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION
STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF
THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME
EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A),
MAY DETERMINE.

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                                   Value Line
                                Value Fund, Inc.

           --------------------------------------------------------
                                   PROSPECTUS
                                OCTOBER  , 2004
           --------------------------------------------------------

                               [VALUE LINE LOGO]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

               TABLE OF CONTENTS

                     Fund Summary

                     What is the Fund's goal? Page 2

                     What are the Fund's main investment strategies? Page 2

                     What are the main risks of investing in the Fund?  Page 2

                     How has the Fund performed? Page 3

                     What are the Fund's fees and expenses? Page 4

How We Manage The Fund

Our principal investment strategies Page 6

The principal risks of investing in the Fund Page 7

                                Who Manages The Fund

                                Investment Adviser Page 8

                                Management fees Page 8

                                Portfolio management Page 8

          About Your Account

          How to buy shares Page 9

          How to sell shares Page 12

          Special services Page 14

          Dividends, distributions and taxes Page 14

                FUND SUMMARY

WHAT IS THE FUND'S GOAL?

                  The Fund's investment objective is long-term growth of
                  capital. Although the Fund will strive to achieve this goal, there is no assurance that it will succeed.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

                  To achieve the Fund's goal, we invest, under normal
                  conditions, at least 80% of the Fund's net assets in common stocks or securities convertible into common stock that the
                  Adviser believes are undervalued. The Fund invests primarily in U.S. securities but it may also invest in American
                  Depository Receipts or ADRs of foreign companies. The Adviser believes that a common stock is undervalued if the market
                  value of the outstanding common stock is less than the
                  intrinsic value of the company issuing the stock. Companies are selected based upon traditional "value" characteristics, namely below-average price-to-earnings, price-to-book and
                  price-to-sales ratios. The Fund may own small, medium or
                  large capitalization stocks in its portfolio. The Fund's
                  portfolio may be actively traded.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

                  Investing in any mutual fund involves risk, including the
                  risk that you may receive little or no return on your
                  investment, and that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you
                  should carefully evaluate the risks.

                  It is possible that the Adviser's investment strategies may not work as planned, that the intrinsic value of the
                  securities in the Fund's portfolio may never be realized by the market and that the securities selected may underperform the market or other investments.

                  Investments in smaller companies often involve greater risks than investments in larger, more established companies.
                  Smaller companies may have less management experience, fewer financial resources and limited product diversification which may lead to greater volatility in stock prices than those of larger companies.

                  Another risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because

                  of factors such as economic conditions. Market risk may
                  affect a single issuer, industry, sector of the economy or the market as a whole.

                  The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund will be affected by changes in stock prices which tend to
                  fluctuate more than bond prices.

                  Although the Fund seeks to invest in common stocks or
                  securities convertible into common stock that the Adviser
                  believes are undervalued, there can be no assurance that the stock price of these companies will rise or that this style of selecting investments will be successful.

                  The Fund may have a high portfolio turnover rate which may negatively affect the Fund's performance. A high portfolio turnover rate results in increased transaction costs which are borne by shareholders.

                  An investment in the Fund is not a complete investment
                  program and you should consider it just one part of your
                  total investment program. For a more complete discussion of risk, please turn to page 7.

HOW HAS THE FUND PERFORMED?

                  Since the Fund has only commenced investment operations as of the date of this Prospectus, Fund performance results have not been provided.

                                                                               3

WHAT ARE THE FUND'S FEES AND EXPENSES?

                  These tables describe the fees and expenses you pay in
                  connection with an investment in the Fund.

                  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------

    MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A             NONE
    PERCENTAGE OF OFFERING PRICE
--------------------------------------------------------------------------------
    MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF           NONE
    ORIGINAL PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
--------------------------------------------------------------------------------
    MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS       NONE
--------------------------------------------------------------------------------
    REDEMPTION FEE                                                     NONE
--------------------------------------------------------------------------------
    EXCHANGE FEE                                                       NONE
--------------------------------------------------------------------------------

                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                  FROM THE FUND'S ASSETS)(1)

--------------------------------------------------

  MANAGEMENT FEES                             .75%
--------------------------------------------------
  DISTRIBUTION AND SERVICE (12B-1) FEES(2)    .25%
--------------------------------------------------
  OTHER EXPENSES(3)                           .55%
--------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES(3)    1.55%
--------------------------------------------------

                  (1)   The Adviser has voluntarily agreed to bear all ordinary
                        operating expenses of the Fund (other than brokerage
                        fees) for the six months ending   , 2005.

                  (2)   Because these fees are paid out of the Fund's assets on
                        an ongoing basis, over time these fees will increase
                        the cost of your investment and may cost more than if
                        you paid other types of sales charges.

                  (3)   Estimated for the current fiscal year before
                        reimbursement of expenses by the Adviser.

                  EXAMPLE

                  This example is intended to help you compare the cost of
                  investing in the Fund to the cost of investing in other
                  mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5%
                  return over the time shown, assuming that the Fund's
                  operating expenses remain the same. The expenses indicated
                  for each period would be the same whether you sold your
                  shares at the end of each period or continued to hold them.
                  This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

                                              1 YEAR     3 YEARS
                  --------------------------------------------------

                    VALUE LINE VALUE FUND       $158       $490
                  --------------------------------------------------

                                                                               5

               HOW WE MANAGE THE FUND

OUR PRINCIPAL INVESTMENT STRATEGIES

                  We analyze economic and market conditions, seeking to
                  identify the market sectors or securities that we think make the best investments. Because of the nature of the Fund, you should consider an investment in it to be a long-term
                  investment that will best meet its objective when held for a number of years. The following is a description of how the
                  Adviser pursues the Fund's objective.

                  Companies are selected based upon traditional "value"
                  characteristics, namely below-average price-to-earnings,
                  price-to-book and price-to-sales ratios. The average market capitalization of the Fund may vary according to our analysis of economic and market conditions, in an effort to identify those securities that we think make the best investments. The
                  Fund invests primarily in U.S. securities but it may also
                  invest in American Depository Receipts or ADRs of foreign
                  companies. The Adviser believes that a common stock is
                  undervalued if the market value of the outstanding common
                  stock is less than the intrinsic value of the company issuing the stock. The Fund may own small, medium or large
                  capitalization stocks in its portfolio.

                  TEMPORARY DEFENSIVE POSITION

                  From time to time in response to adverse market, economic, political or other conditions, the Fund may assume a
                  temporary defensive position and invest without limit in
                  cash, U.S. Government securities or money market instruments rated in the top two categories by a nationally recognized rating organization for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund's capital appreciation or income, or
                  both. If this occurs, the Fund may not achieve its investment objective.

                  PORTFOLIO TURNOVER

                  The Fund's annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the
                  Fund's portfolio were replaced in a period of one year. This strategy results in higher brokerage commissions and other expenses and may negatively affect the Fund's performance.
                  Portfolio turnover may also result in capital gain
                  distributions that could increase your income tax liability.

            THE PRINCIPAL RISKS OF INVESTING IN THE FUND

              o   Because the Fund invests, under normal conditions,
                  substantially all of its assets in common stocks, the value of the stocks in its portfolio and the Fund's share price
                  might decrease in response to the activities of an individual company or in response to general market or economic
                  conditions.

              o   Investments in smaller companies tend to be more volatile and somewhat more speculative than investments in larger
                  companies.

              o   Because the Fund invests in securities that the Adviser
                  believes are undervalued by the market, there is a risk that the market will not consider the securities to be
                  undervalued. It is possible that the Adviser's investment
                  strategies may not work as planned and that the intrinsic
                  value of the securities in the Fund's portfolio may never be realized by the market and that the securities selected may underperform the market or other investments.

              o   Please see the Statement of Additional Information for a
                  further discussion of risks. Information on the Fund's recent portfolio holdings can be found in the Fund's current annual, semi-annual or quarterly reports.

                                                                               7

               WHO MANAGES THE FUND

                  The business and affairs of the Fund are managed by the
                  Fund's officers under the direction of the Fund's Board of
                  Directors.

INVESTMENT ADVISER

                  Value Line, Inc., 220 East 42nd Street, New York, NY 10017,
                  serves as the Fund's investment adviser and manages the
                  Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients, resulting in combined assets under management of
                  approximately $3 billion as of July 31, 2004.

                  The Adviser was organized in 1982 and is the successor to
                  substantially all of the operations of Arnold Bernhard & Co.,
                  Inc., which with its predecessor has been in business since
                  1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the
                  Adviser publishes The Value Line Investment Survey and other publications.

MANAGEMENT FEES

                  For managing the Fund and its investments, the Adviser is
                  paid an annual fee of 0.75% of the Fund's average daily net assets which is calculated daily and paid monthly.

PORTFOLIO MANAGEMENT

                  John J. Koller is responsible for the day-to-day management of the Fund's portfolio. Mr. Koller, a Vice President of the
                  Fund, has been a securities analyst with the Adviser since
                  December 2000 and from 1998 to June 2000.

            ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

               o  BY TELEPHONE

                  Once you have opened an account, you can buy additional
                  shares by calling 800-243-2729 between 9:00 a.m. and 4:00
                  p.m. New York time. You must pay for these shares within
                  three business days of placing your order.

               o  BY WIRE

                  If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number.
                  Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust
                  Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

               o  THROUGH A BROKER-DEALER

                  You can open an account and buy shares through a
                  broker-dealer, who may charge a fee for this service.

               o  BY MAIL

                  Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston
                  Financial Data Services, Inc., P.O. Box 219729, Kansas City,
                  MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an
                  appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders,
                  traveler's checks, cashier's checks, bank drafts or third
                  party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S.
                  dollars and checks must be drawn on U.S. banks.

               o  MINIMUM/ADDITIONAL INVESTMENTS

                  Once you have completed an account application, you can open an account with an initial investment of $1,000, and make
                  additional investments at any time for as little as $100. The price you pay for shares will depend on when we receive your purchase order. The Fund reserves the right to reject any
                  purchase order and to reduce or waive the minimum purchase requirements at any time.

               o  TIME OF PURCHASE

                  Your price for Fund shares is the Fund's net asset value per share (NAV) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the
                  "Exchange") (currently 4:00 p.m., Eastern time)

                                                                               9

                  every day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr.
                  Day, Presidents' Day, Good Friday, Memorial Day, Independence
                  Day, Labor Day, Thanksgiving Day and Christmas Day and on the
                  preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is
                  received by the Fund. We reserve the right to reject any
                  purchase order and to waive the initial and subsequent
                  investment minimums at any time.

                  Fund shares may be purchased through various third-party
                  intermediaries including banks, brokers, financial advisers and financial supermarkets. When the intermediary is
                  authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary. To determine whether an intermediary is authorized by the Fund, please call 1-800-243-2729.

               o  DISTRIBUTION PLAN

                  The Fund has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the
                  Fund is charged a fee at the annual rate of 0.25% of the
                  Fund's average daily net assets with the proceeds used to
                  finance the activities of Value Line Securities, Inc., the
                  Fund's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial
                  institutions and other organizations which provide
                  distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries;
                  and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source
                  available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses
                  incurred.

               o  NET ASSET VALUE

                  We determine the Fund's NAV as of the close of regular
                  trading on the Exchange each day the Exchange is open for
                  business. We calculate NAV by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the
                  number of shares outstanding. The result is the NAV per
                  share. We price securities for which market prices or
                  quotations are readily available at their market value. We price securities for which market valuations are not readily available at their fair market value as determined under the direction of the Board of Directors. We price investments
                  which have a maturity of less than 60 days at amortized cost.
                  The amortized cost method of valuation involves valuing a
                  security at its cost and accruing any discount or premium
                  over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the
                  security.

               o  IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT WITH THE
                  VALUE LINE FUNDS

                  In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot
                  Act and other Federal regulations require financial
                  institutions, including mutual funds, to adopt certain
                  policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund's account application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address.
                  Also, as required by law, the Fund employs various
                  procedures, such as comparing the information you provide
                  against fraud databases or requesting additional information or documentation from you, to ensure that the information
                  supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases. In
                  addition, the Fund may limit any share purchases or close
                  your account if it is unable to verify your identity.

                                                                              11

HOW TO SELL SHARES

               o  BY MAIL

                  You can redeem your shares (sell them back to the Fund) at NAV by mail by writing to: Value Line Funds, c/o Boston Financial
                  Data Services, Inc., P.O. Box 219729, Kansas City, MO
                  64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates
                  properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary
                  public. A signature guarantee helps protect against fraud.

                  We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to
                  sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to
                  15 days from the day of purchase, before we send the proceeds to you.

                  If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

               o  THROUGH A BROKER-DEALER

                  Fund shares may be sold through various third party
                  intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this
                  service. The shares that you buy or sell through brokers or anyone they have designated are priced at the next NAV that is computed after the Fund accepts your order from the
                  intermediary.

                  Among the brokers that have been authorized by the Fund are
                  Charles Schwab & Co., Inc., National Investor Services Corp.,
                  Pershing and Fidelity Brokerage Services Corp. You should
                  consult with your broker to determine if it has been so
                  authorized.

               o  BY EXCHANGE

                  You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange
                  shares, you are purchasing shares in another fund so you
                  should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange.To execute an exchange, call 800-243-2729. We reserve the right to reject any exchange order.

                  When you send us a properly completed request to sell or
                  exchange shares, you will receive the NAV that is next
                  determined after we receive your request. For each account involved you should provide the account name, number, name of fund and exchange or redemption amount. Call 1-800-243-2729 for information on additional documentation that may be
                  required. You may have to pay taxes on the gain from your
                  sale or exchange of shares.

                  Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently
                  terminate the exchange privilege of any investor that, in the opinion of the Fund, uses market timing strategies or who
                  makes more than four exchanges out of the Fund during a
                  calendar year.

                  The exchange limitation does not apply to systematic
                  purchases and redemptions, including certain automated or
                  pre-established exchange, asset allocation or dollar cost
                  averaging programs. These exchange limits are subject to the
                  Fund's ability to monitor exchange activity. Shareholders
                  seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading
                  practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account
                  arrangements offered by these intermediaries to investors.

                  ACCOUNT MINIMUM

                  If as a result of redemptions your account balance falls
                  below $500, the Fund may ask you to increase your balance
                  within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

                  REDEMPTION IN KIND

                  The Fund reserves the right to make a redemption in
                  kind--payment in liquid portfolio securities, wholly or in part, rather than cash--if the amount being redeemed is large enough to affect Fund operations. The redeeming shareholder will pay transaction costs, including brokerage fees, to sell these securities.

                                                                              13

SPECIAL SERVICES

                  To help make investing with us as easy as possible, and to help you build your investments, we offer the following
                  special services. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

               o  Valu-Matic (Registered Trademark)  allows you to make regular monthly investments of $25 or more automatically from your checking account.

               o  Through our Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account
                  payable to you or someone you designate. If your account is
                  $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a
                  redemption of a portion of your Fund shares which may result in income, gain or loss to you, for federal income tax.

               o  You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all
                  contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your
                  contribution.

DIVIDENDS, DISTRIBUTIONS AND TAXES

                  The Fund intends to pay dividends from its net investment
                  income, if any, and to distribute any capital gains that it has realized annually. The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. We
                  automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to
                  purchase shares.

                  Investors should consider the tax consequences of buying
                  shares of the Fund shortly before the record date of a
                  capital gain distribution because such distribution will
                  generally be taxable even though the net asset value of
                  shares of the Fund will be reduced by the distribution.

                  You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or
                  receive them in cash. Distributions from short-term capital gains will be taxable as ordinary income. Dividends from net investment income will either be taxable as ordinary income or, if so designated by the Fund and certain other

                  conditions are met by the Fund and the shareholder, including holding-period requirements, as "qualified dividend income"
                  taxable to individual shareholders at a maximum 15% U.S.
                  federal income tax rate. Distributions designated by the Fund as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on dividends and distributions.

                  We will send you a statement by January 31 each year
                  detailing the amount and nature of all dividends and capital gains that you received during the prior year.

                  If you hold your Fund shares in a tax-deferred retirement
                  account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the
                  account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

                  You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an
                  amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and
                  your tax basis for the shares you redeem, sell or exchange.
                  Certain limitations may apply to limit your ability to
                  currently deduct capital losses.

                  As with all mutual funds, the Fund may be required to
                  withhold a 28% backup withholding tax on all taxable
                  distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to
                  backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will
                  collect taxes otherwise due. Any amounts withheld may be
                  credited against your U.S. federal income tax liability.

                  The above discussion is meant only as a summary; more
                  information is available in the Statement of Additional
                  Information. We urge you to consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible withholding taxes for non-U.S. shareholders.

                                                                              15

FOR MORE INFORMATION

                  Additional information about the Fund's investments is
                  available in the Fund's annual and semi-annual reports to
                  shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information
                  about the Fund in the current Statement of Additional
                  Information dated October   , 2004, which we have filed
                  electronically with the Securities and Exchange Commission
                  (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any
                  questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call
                  toll-free 800-243-2729. You may also obtain the prospectus from our Internet site at http://www.vlfunds.com.

                  Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site
                  (http://www.sec.gov), or you can get copies of this
                  information, after payment of a duplicating fee, by
                  electronic request at the following E-mail address:
                  publicinfo@sec.gov, or by writing to the Public Reference
                  Section of the SEC, Washington, D.C. 20549-0102. Information
                  about the Fund, including its Statement of Additional
                  Information, can be reviewed and copied at the Securities and
                  Exchange Commission's Public Reference Room in Washington,
                  D.C. You can get information on operation of the public
                  reference room by calling the SEC at 1-202-942-8090.

                  INVESTMENT ADVISER                      SERVICE AGENT

                  Value Line, Inc.                        State Street Bank and Trust Company
                  220 East 42nd Street                    c/o BFDS
                  New York, NY 10017-5891                 P.O. Box 219729
                                                          Kansas City, MO 64121-9729

                  CUSTODIAN                               DISTRIBUTOR

                  State Street Bank and Trust Company     Value Line Securities, Inc.
                  225 Franklin Street                     220 East 42nd Street
                  Boston, MA 02110                        New York, NY 10017-5891

  Value Line Securities, Inc.
  220 East 42nd Street, New York, NY 10017-5891               File no. 811-

                          VALUE LINE VALUE FUND, INC.

              220 East 42nd Street, New York, New York 10017-5891
                                1-800-243-2729
                                www.vlfunds.com

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
                                OCTOBER   , 2004
--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Value Fund, Inc. (the
"Fund") dated October   , 2004, a copy of which may be obtained without charge
by writing or telephoning the Fund.

                                 ------------

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          -----

                                      B-1

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     HISTORY AND CLASSIFICATION. The Fund is an open-end, diversified, management investment company incorporated in Maryland in December 2002. The
Fund's investment adviser is Value Line, Inc. (the "Adviser").

     NON-PRINCIPAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS.

      o  RESTRICTED SECURITIES. On occasion, the Fund may purchase securities which would have to be registered under the Securities Act of 1933, as amended
(the "Securities Act") if they were to be publicly distributed. However, it will not do so if the value of such securities (other than in a Rule 144A transaction) and determined by the Adviser to be liquid would exceed 5% of the market value of its net assets or if the value of such securities and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of its net assets. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

     In addition, the Fund may purchase certain securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

     The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund's limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

     To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

      o  STOCK INDEX FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures
Trading Commission ("CFTC"). The Fund will only enter into futures and options on futures transactions in compliance with the applicable regulations promulgated by the CFTC.

     There can be no assurance of the Fund's successful use of stock index futures as a hedging device. Hedging transactions involve certain risks. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities included in the applicable stock index. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the

                                      B-2

stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

     For example, should the Fund anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indices thereby partially hedging its portfolio against the anticipated losses.
Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if the Fund anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indices thereby locking in a price. The implementation of these strategies by the Fund should be less expensive and more efficient than buying and selling the individual securities at inopportune times.

     A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of the Fund's successful use of stock index futures as a hedging device.

     The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Fund entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Fund is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Fund pays the difference and realizes a loss.
Similarly, the closing out of a long futures contract is effected by the Fund entering into a short futures contract. If the offsetting short price exceeds the long price, the Fund realizes a gain, and if the offsetting short price is less than the long price, the Fund realizes a loss.

     No consideration will be paid or received by the Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10%
of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as
"marking-to-market."

     The Fund may also purchase put and call options on stock index futures contracts on commodity exchanges or write covered options on such contracts. A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or

                                      B-3

before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of
"variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by the Fund does change and is reflected in the net asset value of the Fund. The writer of an option, however, must make margin payments on the underlying futures contract.
Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

     Successful use of stock index futures by the Fund also is subject to the
Adviser's ability to predict correctly movements in the direction of the market. If the Adviser's judgment about the several directions of the market is wrong, the Fund's overall performance may be worse than if no such contracts had been entered into. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the
Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

     Options and futures contracts entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. However, the Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company.

      o  REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the
Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the
Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could

                                      B-4

experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b)
possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

      o  LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to broker-dealers or institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 331/3% of the total assets of the Fund (including the loan collateral). The loans will be made in conformity with applicable regulatory policies and will be 100%
collateralized by cash or liquid securities on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund will retain the right to call, upon notice, the loaned securities and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by shareholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loan justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

      o  COVERED CALL OPTIONS. The Fund may write covered call options on stocks held in its portfolio ("covered options"). When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price")
at any time during the option period. If the option expires unexercised, the
Fund will realize income to the extent of the amount received for the option
(the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund will not write call options in an aggregate amount greater than 25% of its net assets.

     The Fund will purchase call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the
Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the premium received for writing a similar option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

     FUND FUNDAMENTAL POLICIES.

       (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

       (ii) The Fund may not borrow money, except that the Fund may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, and reverse repurchase agreements provided that the total amount of any borrowing does not exceed 331/3% of the Fund's total assets at the time of the

                                      B-5

   transaction; and (b) borrow money in an amount not to exceed 331/3% of the value of its total assets at the time the loan is made. Borrowings representing more than 331/3% of a Fund's total assets must be repaid before the Fund may make additional investments.

       (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act in selling portfolio securities.

       (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

       (v) The Fund may not invest in real estate although the Fund may purchase securities of issuers which engage in real estate operations.

       (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days, over-the-counter options held by the Fund and the portion of the assets used to cover such options when taken together with other securities that are illiquid or restricted do not exceed 15% of the Fund's net assets. The
   Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 331/3% of the total assets of the Fund.

       (vii) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       (viii) The Fund may not invest in commodities or commodity contracts except that the Fund may invest in futures contracts and financial futures contracts and options on futures contracts and financial futures contracts.

       (ix) The primary investment objective of the Fund is long-term growth of capital.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values of assets will not be considered a violation of the restriction except for restriction (i). For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50%
of the shares are present at a meeting in person or by proxy.

                                      B-6

                            MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund, each of whom has served as such since the Fund's organization. Each Director serves as a director or trustee of each of the 16 Value Line Funds and oversees a total of 17 portfolios. Each Director serves until his or her successor is elected and qualified. There are usually four meetings of the Board of Directors during the year.

                                                           PRINCIPAL                   OTHER
                                                       OCCUPATIONS DURING          DIRECTORSHIPS
NAME, ADDRESS AND AGE     POSITION                      THE PAST 5 YEARS          HELD BY DIRECTOR
------------------------- -------------------- --------------------------------- -----------------

INTERESTED DIRECTORS*

Jean Bernhard Buttner     Chairman of the      Chairman, President and           Value Line, Inc.
Age 69                    Board of Directors   Chief Executive Officer of
                          and President        Value Line, Inc. (the "Adviser")
                                               and Value Line Publishing, Inc.
                                               Chairman and President of
                                               each of the 16 Value Line
                                               Funds and Value Line Securi-
                                               ties, Inc. (the "Distributor").

Marion N. Ruth            Director             Real Estate Executive: Presi-     Value Line, Inc.
5 Outrider Road                                dent, Ruth Realty (real estate
Rolling Hills, CA 90274                        broker); Director of the Ad-
Age 69                                         viser since 2000.

NON-INTERESTED DIRECTORS

John W. Chandler          Director             Consultant, Academic Search       None
1611 Cold Spring Rd.                           Consultation Services, Inc.
Williamstown, MA 01267                         Trustee Emeritus and Chair-
Age 80                                         man (1993-1994) of the Board
                                               of Trustees of Duke Univer-
                                               sity, President Emeritus, Will-
                                               iams College.

Francis T. Newton         Director             Customer Support Analyst,         None
4921 Buckingam Drive                           Duke Power Company.
Charlotte, NC 28209
Age 63

                                      B-7

                                                          PRINCIPAL                   OTHER
                                                      OCCUPATIONS DURING          DIRECTORSHIPS
NAME, ADDRESS AND AGE        POSITION                  THE PAST 5 YEARS          HELD BY DIRECTOR
---------------------------- ---------------- --------------------------------- -----------------

Francis C. Oakley            Director         Professor of History, Williams    Berkshire Life
54 Scott Hill Road                            College, 1961 to 2002, Presi-     Insurance
Williamstown, MA 01267                        dent Emeritus since 1994 and      Company of
Age 72                                        President, 1985-1994; Chair-      America.
                                              man (1993-1997) and Interim
                                              President (2002) of the
                                              America Council of Learned
                                              Societies.

David H. Porter              Director         Visiting Professor of Classics,   None
5 Birch Run Drive                             Williams College, since 1999;
Saratoga Springs, NY 12866                    President Emeritus, Skidmore
Age 68                                        College since 1999 and Presi-
                                              dent, 1987-1998.

Paul Craig Roberts           Director         Chairman, Institute for Politi-   A. Schulman
169 Pompano St.                               cal Economy.                      Inc. (plastics)
Panama City Beach,
FL 32413
Age 65

Nancy-Beth Sheerr            Director         Senior Financial Advisor, Veri-   None
1409 Beaumont Drive                           table, L.P. (investment advi-
Gladwyne, PA 19035                            sor) since April 1, 2004; Se-
Age 55                                        nior Financial Advisor,
                                              Hawthorn, 2001-2004.
Officers

John J. Koller               Vice President   Securities Analyst with the Ad-
Age 36                                        viser since December 2000
                                              and from 1998 to June 2000;
                                              analyst with Grant's Interest
                                              Rate Observer, June-
                                              December, 2000.

Brett Mitstifer              Vice President   Portfolio Manager with the Ad-
Age 41                                        viser since 2003; Executive
                                              Vice President; Hovey, Young-
                                              man Associates (investment
                                              management), 2000-2003;
                                              Portfolio Manager, Bankers
                                              Trust, 1997-2000.

                                      B-8

                                                      PRINCIPAL                  OTHER
                                                 OCCUPATIONS DURING          DIRECTORSHIPS
NAME, ADDRESS AND AGE   POSITION                  THE PAST 5 YEARS          HELD BY DIRECTOR
----------------------- ----------------- -------------------------------- -----------------

David T. Henigson       Vice President,   Director, Vice President and
Age 46                  Secretary and     Compliance Officer of the Ad-
                        Treasurer         viser. Director and Vice Presi-
                                          dent of the Distributor; Vice
                                          President, Secretary, Trea-
                                          surer and Chief Compliance
                                          Officer of each of the 16 Value
                                          Line Funds.

------------
*     Mrs. Buttner is an "interested person" as defined in the Investment
      Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd
Street, New York, NY 10017.

     All of the Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the
Fund and meeting with the Fund's independent registered public accounting firm to review the range of their activities and to discuss the Fund's system of internal accounting controls. The non-interested Directors of the Fund also meet with the Fund's independent registered public accounting firm in executive session at each meeting. There are usually four meetings of the Audit Committee held during the year. Since the Fund has not commenced operations, no committee meetings have been held as of the date of this prospectus. There is a Valuation
Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Director if he is not available). The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a
Nominating Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors. The Committee generally will not consider nominees recommended by shareholders. Since the Fund is newly organized, it has held only one Board meeting and no committee meetings as of the date of this Statement of
Additional Information.

     The following table sets forth information regarding compensation of
Directors by the Fund and the fourteen other Value Line Funds of which each of the Directors was a director or trustee for the 12 month period ended July 31,
2004. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no
retirement or pension plan for its Directors.

                                      B-9

                                                     TOTAL
                                                  COMPENSATION
                                                   FROM FUND
                                   AGGREGATE        AND FUND
                                 COMPENSATION       COMPLEX
NAME OF PERSONS                    FROM FUND       (15 FUNDS)
-----------------------------   --------------   -------------

   INTERESTED DIRECTORS
   Jean B. Buttner                   $-0-           $   -0-
   Marion N. Ruth                     -0-               -0-
   NON-INTERESTED DIRECTORS
   John W. Chandler                   -0-            45,000
   Frances T. Newton                  -0-            45,000
   Francis C. Oakley                  -0-            45,000
   David H. Porter                    -0-            45,000
   Paul Craig Roberts                 -0-            45,000
   Nancy-Beth Sheerr                  -0-            45,000

------------
     The following table illustrates the dollar range of any equity securities beneficially owned by each director in the Fund and in all of the Value Line
Funds as of December 31, 2003:

                                                     AGGREGATE DOLLAR
                                DOLLAR RANGE OF      RANGE OF EQUITY
                               EQUITY SECURITIES   SECURITIES IN ALL OF
NAME OF DIRECTOR                  IN THE FUND      THE VALUE LINE FUNDS
----------------------------- ------------------- ---------------------

   INTERESTED DIRECTORS
   Jean B. Buttner                    $-0-        Over $100,000
   Marion N. Ruth                      -0-        Over $100,000
   NON-INTERESTED DIRECTORS
   John W. Chandler                    -0-        $10,001 -- $50,000
   Frances T. Newton                   -0-        $10,001 -- $50,000
   Francis C. Oakley                   -0-        $10,001 -- $50,000
   David H. Porter                     -0-        $10,001 -- $50,000
   Paul Craig Roberts                  -0-        Over $100,000
   Nancy-Beth Sheerr                   -0-        $10,001 -- $50,000

     As of the date of this Statement of Additional Information, the Adviser owned 100% of the Fund's outstanding shares. None of the non-interested
Directors, and his or her immediate family members, own any shares in the
Adviser, Value Line Securities, Inc., the Fund's distributor (the
"Distributor") or a person (other than a registered investment company)
directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.

PROXY VOTING POLICIES

     As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The
Board of Directors has adopted Proxy Voting Policies and Procedures ("Proxy
Voting Policies") pursuant to which the Adviser votes shares owned by the Fund.
The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objective. The general principles of the Proxy Voting Policies reflect the Adviser's basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on

                                      B-10

routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.

     Subject to the Board's oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the
Adviser has delegated the implementation of the Fund's Proxy Voting Policies to
Investor Responsibility Research Center ("IRRC"), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, IRRC will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. The Adviser generally anticipates that it will follow the recommendations of IRRC.

     The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.

ELECTION OF DIRECTORS, CORPORATE GOVERNANCE AND ROUTINE MATTERS

     o    Generally, the Fund supports the company's nominees to serve as directors.

     o    The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

          o    Increases in the number of authorized shares of or issuances of common stock or other equity securities;

          o    Provisions of the corporate charter addressing indemnification of directors and officers;

          o    Stock repurchase plans; and

          o    The selection of independent accountants.

     o    The types of matters on corporate governance that the Adviser would expect to vote against include:

          o    The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

          o    The adoption of a classified board;

          o    The adoption of poison pill plans or similar anti-takeover measures; and

          o    The authorization of a class of shares not held by the Fund with superior voting rights.

COMPENSATION ARRANGEMENTS AND STOCK OPTION PLANS

     The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would vote against an option plan that has

                                      B-11

the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.

SOCIAL POLICY BASED PROPOSALS

     Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the
Adviser believes do not affect the goal of maximizing the return on funds under management.

     If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the
Adviser's staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser's Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting
Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

     Every August, the Fund will file with the Securities and Exchange
Commission information regarding the voting of proxies by the Fund for the
12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov or at the
Fund's website at http://vlfunds.com. Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address or phone number on the cover page of this Statement of Additional Information.

                    INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund's Adviser is Value Line, Inc. Arnold Bernhard & Co., Inc., 220
East 42nd Street, New York, NY 10017, a holding company, owns approximately 86%
of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner,
Chairman, President and Chief Executive Officer of the Adviser and Chairman and
President of the Fund, owns all of the voting stock of Arnold Bernhard & Co.,
Inc.

     The investment advisory agreement between the Fund and the Adviser, dated
October  , 2004, provides for an advisory fee at an annual rate of 0.75% of the
Fund's average daily net assets during the year. The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The
Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal, audit and Fund accounting expenses and fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund.
The agreement will terminate upon its assignment.

     In approving the investment advisory equipment, the Board of Directors, including the non-interested directors, considered the nature, quality and scope of the services to be provided by the Adviser, the proposed fees and expenses of the Fund compared to funds of similar size with a similar investment objective, the Adviser's expenses in providing the services, the profitability of the Adviser and

                                      B-12

other factors. The non-interested directors considered the foregoing in the light of the memoranda given to them by their legal counsel as to the law applicable to the review of investment advisory agreements. Based upon its review, the Board of Directors, including all of the non-interested directors, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. In making such determination, the Board of Directors relied upon assistance of their legal counsel.

     The Adviser acts as investment adviser to 15 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $3 billion.

     Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the
Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.

     The Fund has entered into a distribution agreement with the Distributor whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the
Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The
Distributor also serves as distributor to the other Value Line funds. Jean
Bernhard Buttner is Chairman and President of the Distributor.

     The Adviser has retained State Street Bank and Trust Company ("State
Street") to provide certain bookkeeping and accounting services for the Fund.
The Adviser pays State Street $32,400 per annum for each Value Line fund for which State Street provides these services. State Street, whose address is 225
Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.
As transfer agent and dividend-paying agent, State Street effects transfers of
Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a
State Street affiliate, whose address is 330 W. 9th Street,

                                      B-13

Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177
Avenue of the Americas, New York, NY 10036, acts as the Fund's independent registered public accounting firm and also performs certain tax preparation services.

                         SERVICE AND DISTRIBUTION PLAN

     The Service and Distribution Plan (12b-1 Plan) (the "Plan") is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of .25% of the Fund's average daily net assets.

     The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders;
advertising; preparation, printing and distribution of sales literature; and
allowances to other broker-dealers. A report of the amounts expended under the
Plan is submitted to and approved by the Directors, including the non-interest
Directors, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the
National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

     The Plan is a compensation plan, which means that the Distributor's fees under the Plan are payable without regard to actual expenses incurred by the
Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor's distribution expenses, the Distributor may earn a profit under the Plan.

     The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the
Directors or by vote of a majority of the shares of the Fund. Pursuant to the
Plan, a new Director who is not an interested person (as defined in the
Investment Company Act of 1940) must be nominated by existing Directors who are not interested persons.

     Because amounts paid pursuant to the Plan are paid to the Distributor, the
Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested
Directors has a financial interest in the operation of the Plan.

     The Plan was adopted because of its anticipated benefits to the Fund.
These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund's investment positions, and greater flexibility in achieving the
Fund's investment objective. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, are able to execute them as expeditiously as possible and at the best obtainable price. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The Adviser is also authorized to place

                                      B-14

purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided. Such allocation will be in such amounts and in such proportions as the Adviser may determine. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the
Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. A portion of the Fund's brokerage commissions may be paid to the Fund's Distributor, a subsidiary of the Adviser.
The Distributor clears transactions for the Fund through unaffiliated broker-dealers.

     The Board of Directors has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to the Distributor or any other "affiliated person" be "reasonable and fair"
compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports to the
Directors with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto.

     PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may exceed
100%. A rate of portfolio turnover of 100% occurs when all of the Fund's portfolio is replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability.

                                 CAPITAL STOCK

     Each share of the Fund's common stock, $.001 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at the net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.

AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders,
Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions.
Because a retirement plan is designed to provide benefits in future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment

                                      B-15

Company Act of 1940: (1) For any period (a) during which the New York Stock
Exchange is closed, other than customary weekend and holiday closing, or (b)
during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

     The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

     It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or
1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

CALCULATION OF NET ASSET VALUE: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m.,
New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's
Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the
preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors or persons acting at their direction may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

                                     TAXES
      (SEE "DIVIDENDS, DISTRIBUTIONS AND TAXES" IN THE FUND'S PROSPECTUS)

     The Fund intends to elect to be treated, and to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the
"Code"). By so qualifying, and assuming the Fund meets the distribution requirements stated below, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under

                                      B-16

Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly asset diversification requirements.

     If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the
Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the
Fund meets such distribution requirements, but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax and when such income is distributed, it would be subject to a further tax at the shareholder level.

     The Code requires each regulated investment company to pay a nondeductible
4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

     Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing such gains to the shareholders.

     Unless a shareholder elects otherwise, distributions from the Fund will be automatically invested in additional common shares of the Fund. For U.S.
federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividend income distributed to individual shareholders will qualify for such maximum 15% U.S.
federal income tax rate to the extent that such dividends are attributable to
"qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Code from the Fund's investment in common and preferred stock of U.S.
companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

                                      B-17

     A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the
121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

     Dividends from net capital gain that are designated as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.
Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of
(and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them.
Furthermore, under the Code, dividends declared by the Fund in October,
November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.

     If the Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount
(or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

                                      B-18

     Dividends received by the Fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares and, to the extent reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability. Upon request, the Fund will inform shareholders of the amounts of the qualifying dividends.

     Options written or purchased by the Fund and futures contracts purchased on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the
Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which the
Fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the
Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, short sales, and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

     A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of the Fund. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder's adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, redeemed or exchanged, the shareholder will recognize gain or loss

                                      B-19

equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by shareholders upon the sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares.
Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years.
Corporations may generally deduct capital losses only against capital gains with certain carryovers for excess losses.

     Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a Federal 28% "backup withholding" requirement. In addition, the
Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all Federal tax consequences. This discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund.
Shareholders are advised to consult with their tax advisers concerning the application of Federal, state, local and foreign taxes to an investment in the
Fund.

                                PERFORMANCE DATA

     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or

                                      B-20

communication. Any statements of total return or other performance data on the
Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

     The Fund's total return may be compared to relevant indices and data from
Lipper Analytical Services, Inc., Morningstar, Standard & Poor's or Russell
2000 Indices.

     From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                                      B-21

                           PART C: OTHER INFORMATION

ITEM 22. EXHIBITS.

   (a)      Articles of Incorporation.

   (b)      By-laws.

   (c)      Instruments Defining Rights of Security Holders. Reference is made to Article Fifth of the Articles of Incorporation to be filed as
            Exhibit (a).

   (d)      Investment Advisory Agreement.

   (e)      Distribution Agreement.

   (f)      Not applicable.

   (g)      Custodian Agreement.*

   (h)      Not applicable.

   (i)      Legal Opinion.*

   (j)      Not applicable.

   (k)      Not applicable.

   (l)      Not applicable.

   (m)      Service and Distribution (12b-1) Plan.

   (p)      Code of Ethics.

------------
*    To be filed by amendment.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None

ITEM 24. INDEMNIFICATION.

     Incorporated by reference to Article VIII of the Articles of Incorporation to be filed as Exhibit (a).

ITEM 25. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of
Funds listed in Item 27.

                                      C-1

                               POSITION WITH
          NAME                  THE ADVISER                        OTHER EMPLOYMENT
          ----                  -----------                        ----------------

Jean Bernhard Buttner   Chairman of the Board,      Chairman of the Board and Chief Executive
                        President and Chief         Officer of Arnold Bernhard & Co., Inc. and
                        Executive Officer           Chairman of the Value Line Funds and the
                                                    Distributor

Samuel Eisenstadt       Senior Vice President and                --------------------
                        Director

David T. Henigson       Vice President, Treasurer   Vice President and a Director of Arnold Bern-
                        and Director                hard & Co., Inc. and the Distributor

Howard A. Brecher       Vice President, Secretary   Vice President, Secretary, Treasurer and a
                        and Director                Director of Arnold Bernhard & Co., Inc.

Stephen Anastasio       Chief Financial Officer                  --------------------

Harold Bernard, Jr.     Director                    Attorney-at-Law; Retired Administrative Law
                                                    Judge

Herbert Pardes, MD      Director                    President and CEO of New York-Presbyterian
                                                    Hospital

Marion N. Ruth          Director                    Real Estate Executive. President, Ruth Realty
                                                    (real estate broker). Director or Trustee of
                                                    each of the Value Line Funds

Marianne B. Asher       Director                    Private Investor

Edgar A. Buttner, MD    Director                    Postdoctoral Fellow, Harvard University

ITEM 26. PRINCIPAL UNDERWRITERS.

   (a)        Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds: The Value Line Fund, Inc.; Value
              Line Income and Growth Fund, Inc.; The Value Line Special
              Situations Fund, Inc.; Value Line Leveraged Growth Investors,
              Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government
              Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value
              Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.;
              Value Line Aggressive Income Trust; Value Line New York Tax
              Exempt Trust; Value Line Strategic Asset Management Trust; Value
              Line Emerging Opportunities Fund, Inc.; Value Line Asset
              Allocation Fund, Inc.; Value Line Smaller Companies Fund, Inc;
              Value Line Value Fund, Inc.

                                      C-2

     (b)

                                          (2)
                                     POSITION AND              (3)
              (1)                       OFFICES           POSITION AND
      NAME AND PRINCIPAL            WITH VALUE LINE       OFFICES WITH
       BUSINESS ADDRESS            SECURITIES, INC.        REGISTRANT
       ----------------            ----------------        ----------
  Jean Bernhard Buttner          Chairman of the        Chairman of the
                                 Board                  Board and
                                                        President

  David T. Henigson              Vice President,        Vice President,
                                 Secretary,             Secretary and
                                 Treasurer and          Treasurer
                                 Director

  Howard A. Brecher              Vice President,        --
                                 Assistant Secretary
                                 and Treasurer

       The business address of each of the officers and directors is 220 East
       42nd Street, New York, NY 10017-5891.

   (c) Not applicable.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS.

      Value Line, Inc.
      220 East 42nd Street
      New York, NY 10017
      For records pursuant to:
      Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
      Rule 31a-1(f)

      State Street Bank and Trust Company
      c/o BFDS
      P.O. Box 219729
      Kansas City, MO 64141-9729
      For records pursuant to Rule 31a-1(b)(2)(iv)

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02110
      For all other records

ITEM 28. MANAGEMENT SERVICES.

     None.

ITEM 29. UNDERTAKINGS.

     None.

                               ----------------

                                      C-3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the Registrant has duly caused this
Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 20th
day of September, 2004.

                                   VALUE LINE VALUE FUND, INC.

                                   By: /s/ DAVID T. HENIGSON
                                      -----------------------------------------
                                           DAVID T. HENIGSON, VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURES                        TITLE                      DATE
         ----------                        -----                      ----

        DAVID T. HENIGSON    Chairman and Director;           September 20, 2004
  (DAVID T. HENIGSON)         President; Principal
                              Executive Officer

       STEPHEN LAROSA        Treasurer; Principal Financial   September 20, 2004
----------------------------  and Accounting Officer
  (STEPHEN LAROSA)

                                      C-4